UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):  July 29, 2008



                      JONES LANG LASALLE INCORPORATED
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))






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


ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 29, 2008, Jones Lang LaSalle Incorporated issued a press release announcing its financial results for the second quarter ended June 30, 2008. The full text of this press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

            The following exhibit is included with this Report:

            99.1. Press release issued by Jones Lang LaSalle Incorporated on July 29, 2008 announcing its financial results for the second quarter ended June 30, 2008.



















































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


                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 29, 2008          JONES LANG LASALLE INCORPORATED



                              By:   /s/ Lauralee E. Martin
                                    -----------------------------------
                                    Name:   Lauralee E. Martin
                                    Title:  Executive Vice President,
                                            Chief Financial Officer and
                                            Chief Operating Officer



















































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


                               EXHIBIT INDEX
                               -------------



EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

 99.1 Press release issued by Jones Lang LaSalle Incorporated on July 29, 2008 announcing its financial results for the second quarter ended June 30, 2008.


























































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